This submission is being made solely to obtain series and class (i.e. contract) identifiers for the following variable universal life product under the New York Life Insurance and Annuity Corporation VLI Separate Account (811-03833):

Contract: Variable Life Insurance (002-84497)

Any questions on this submission should be directed to Erica Carrig of New York Life Insurance and Annuity Corporation at (212) 576-4498.